SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 28, 2001

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        333-68542                13-3633241

(State or Other Jurisdiction       (Commission              (I.R.S. Employer
 of Incorporation)                  File Number)             Identification No.)

383 Madison Avenue
New York, New York                                                         10l79

   (Address of Principal                                              (Zip Code)
    Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000





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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

             1.   Opinion of Orrick,  Herrington & Sutcliffe   LLP with  respect
                  to legality.

             2.   Opinion of Orrick,  Herrington & Sutcliffe   LLP with  respect
                  to certain tax matters


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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                      By:  /s/ Baron Silverstein
                                         ---------------------------------------
                                         Name:  Baron Silverstein
                                         Title: Vice President


Dated: August 27, 2003



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                                 EXHIBIT INDEX



Exhibit   Item 601 (a) of
Number    Regulation S-K Exhibit No.  Sequentially Numbered Description     Page
------    --------------------------  ---------------------------------     ----
   3                   5              Opinion of Orrick, Herrington &
                                      Sutcliffe LLP with respect to
                                      legality                                5

   3                   8              Opinion of Orrick, Herrington &
                                      Sutcliffe LLP with respect to
                                      certain tax matters                     7




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                                                                     Exhibit 5.3




                 [ORRICK, HERRINGTON & SUTCLIFFE LLP LETTERHEAD]



                                                     August 27, 2003


Structured Asset Mortgage Investments Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

     At your request, we have examined the Registration Statement on Form S-3, filed by Structured Asset Mortgage Investments Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on August 28, 2001 (the "Registration Statement"), in connection with the registration under the Securities Act of 1933, as amended (the "Act") of Mortgage Pass-Through Certificates (the "Certificates") and Mortgage-Backed Notes (the "Notes", and together with the Certificates, the "Securities"). The Securities are issuable in series (each, a "Series"). The Securities of each Series will be issued pursuant to documentation more particularly described in the prospectus and the prospectus supplement relating to such Series, forms of which have been included as part of the Registration Statement (the "Issuing Documentation"). The Securities of each Series are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

     We have examined such instruments, documents and records as we deemed relevant and necessary as a basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed.

     Based on such examination, we are of the opinion that when the issuance of each Series of Securities has been duly authorized by appropriate corporate action and the Securities of such Series have been duly executed, authenticated and delivered in accordance with the related Issuing Documentation relating to such Series and sold, the Securities will be legally issued, fully paid, binding obligations of the trust created by the issuer, and the holders of the Securities will be entitled to the benefits of the related Issuing Documentation, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of creditors generally and general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion, as an exhibit or otherwise.


                                          Very truly yours,


                                          /s/ Orrick, Herrington & Sutcliffe LLP


                                          ORRICK, HERRINGTON & SUTCLIFFE LLP


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                                                                     Exhibit 8.3



                 [ORRICK, HERRINGTON & SUTCLIFFE LLP LETTERHEAD]



                                                 August 27, 2003


Structured Asset Mortgage Investments Inc.
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:

     We have advised Structured Asset Mortgage Investments Inc. (the "Registrant") with respect to certain federal income tax aspects of the issuance by the Registrant of its Mortgage Pass-Through Certificates (the "Certificates") and Mortgage-Backed Notes (the "Notes", and together with the Certificates, the "Securities"), each issuable in series. Such advice conforms to the description of selected federal income tax consequences to holders of the Securities that appears under the heading "Federal Income Tax Consequences" in the prospectus (the "Prospectus") forming a part of the Registration Statement on Form S-3 as filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on August 28, 2001 (the "Registration Statement"). Such description does not purport to discuss all possible income tax ramifications of the proposed issuance, but with respect to those tax consequences which are discussed, in our opinion the description is accurate in all material respects. To the extent that such description explicitly states our opinion, we hereby confirm and adopt such opinion herein.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.




                                          Very truly yours,


                                          /s/ Orrick, Herrington & Sutcliffe LLP


                                          ORRICK, HERRINGTON & SUTCLIFFE LLP


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